Exhibit l0-A-34

System Contract #.4996














                              SERVICE AGREEMENT

                                   between

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                     and

                    PUBLIC SERVICE COMPANY OF NORTH CAROLINA


















                                     DATED

                                 August 1, 1991

                          FORM OF SERVICE AGREEMENT
                   (For Use Under Seller's Rate Schedule FT)


THIS AGREEMENT entered into this ____ day of __________ , 1991, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller", first party, and PUBLIC SERVICE COMPANY OF NORTH CAROLINA, hereinafter referred to as "Buyer," second party,


                                 W I T N E S S E T H


         WHEREAS, Seller and Buyer have agreed to convert Buyers firm sales service under Seller's PS Rate Schedule to firm transportation; and

         WHEREAS, Seller and Buyer have agreed to terminate and abandon Buyer's existing PS firm sales service to permit such conversion; and

         WHEREAS, Seller is agreeable as part of such conversion to receiving, transporting and redelivering or causing the redelivery of such gas as requested under the terms and conditions hereinafter set forth,

         NOW, THEREFORE, Seller and Buyer agree as follows:

                                     ARTICLE I
                            GAS TRANSPORTATION SERVICE

         1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 4,200 Mcf per day.

         2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.

                         FORM OF SERVICE AGREEMENT
                   (For Use Under Seller's Rate Schedule FT)
                                 (Continued)



                                  ARTICLE II
                             POINT(S) OF RECEIPT

         Buyer shall deliver or cause to be delivered gas at the Point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, that such pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) specified below. In the event the maximum operating pressure(s) of Seller's pipeline system, at the Point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

SEE Exhibit A, attached hereto, for points of receipt.

                                  ARTICLE III
                              POINT(S) OF DELIVERY

         Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

SEE Exhibit B, attached hereto for points of delivery.

                                   ARTICLE IV
                               TERM OF AGREEMENT

         This agreement shall be effective as of August 1, 1991 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time July 31, 2011 and thereafter until terminated by Seller or Buyer upon at least three (3) years written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgment fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT. As set forth in Section 8 of Article II of Seller's August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et. al., (a) pregranted abandonment under
Section 284.221 (d) of the Commission's Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller's Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

                            FORM OF SERVICE AGREEMENT
                    (For Use Under Seller's Rate Schedule FT)
                                   (Continued)

                                    ARTICLE V

                             RATE SCHEDULE AND PRICE

         1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

         2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller's Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

         3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller's Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

                                    ARTICLE VI
                                  MISCELLANEOUS

         1. This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto:

            PS Service  Agreement  between Buyer and Seller dated November 16,
1970.

         2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

         3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

         4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

         5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

                             FORM OF SERVICE AGREEMENT
                     (For Use Under Seller's Rate Schedule FT)
                                     Continued)

                  (a)      If to Seller:

                           Transcontinental Gas Pipe Line Corporation
                           P. O. Box 1396
                           Houston, Texas 77251
                           Attention: Customer Services

                  (b)      If to Buyer:
                           Public Service Company of North Carolina
                           P. O. Box 1398
                           Gastonia, North Carolina 28053-1398
                           Attention: Mr. Marshall Dickey

Such address may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

                                       TRANSCONTINENTAL GAS PIPE LINE
                                                  CORPORATION
                                                   (Seller)


                                       By:
                                            Thomas E. Skains
                                            Senior Vice President
                                            Transportation and Customer
                                              Services

                                       PUBLIC SERVICE COMPANY OF NORTH
                                         CAROLINA
                                                    (Buyer)


                                       By:   /s/Franklin H. Yoho

                                       Title: Vice President, Gas Suppy and
                                              Transportation

                             EXHIBIT "A"

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                             (Mcf/d)*           Quantity****

1.    Suction Side of Seller's Compressor             714            340
       Station 30 at the Existing Point of
       Interconnection between Seller's
       Central Texas Lateral and Seller's
       Mainline at Wharton County, Texas.
       (Station 30 TP#7133)

2.    Existing Point of Interconnection               714
       between Seller and Valero Transmission
       Company (Seller Meter No. 3396) at
       Wharton County, Texas.  (Wharton Valero
       TP#6690)

3.    Existing Point of Interconnection               714
       between Seller and Meter named
       Spanish Camp (Seller Meter
       No. 3365) Wharton County, Texas.
       (Spanish Camp-Delhi TP #6895)

4.    Existing Point of Interconnection               714
       between Seller and Meter named Denton
       Cooley #1 (Seller Meter No. 3331), in Fort
       Bend County, Texas (Denton Cooley #1
       -TP#1106)

5.    Existing Point of Interconnection between       714
       Seller and Meter named Randon East (Fulshear)
       (Seller Meter No. 1427), in Fort Bend County,
       Texas.  (Randon East (Fulshear) TP#299)

6.    Existing Point of Interconnection               714
       between Seller and Houston Pipeline
       Company (Seller Meter No. 3364)
       At Fulshear, Fort Bend County, Texas.
       (Fulshear-HPL TP#6097)

7.    Existing Point of Interconnection between       714
       Seller and Meter named White Oak Bayou-
       Exxon Gas System, Inc. (Seller Meter No.
       3545), in Harris County, Texas.  (White
       Oak Bayou-EGSI-TP#1036)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

8.    Existing Point of Interconnection               714
       between Seller and Houston Pipeline
       Company (Seller Meter No. 4359) at
       Bammel, Harris County, Texas.
       (Bammel-HPL TP #6014)

9.    Existing Point of Interconnection               714
       between Seller and Delhi Pipeline
       Company (Seller Meter No. 3346) at
       Hardin County, Texas.  (Hardin-Delhi
       TP#6696)

10.  Existing Point of Interconnection between        714
       Seller and Meter named Vidor Field Junction
       (Seller Meter No. 3554), in Jasper County,
       Texas.  (Vidor Field Junction-TP#2337)

11.  Existing Point of Interconnection between        714
       Seller and Meter named Starks McConathy
       (Seller Meter No. 3535), in Calcasieu Parish,
       Lousiana.  (Starks McConathy-TP#7346)

12.  Existing Point of Interconnection between        714
       Seller and Meter named DeQuincy Intercon
       (Seller Meter No. 2698) in Calcasieu Parish,
       Lousiana.  (DeQuicy Intercon-TP#7035)

13.  Existing Point of Interconnection between        714
       Seller and Meter named DeQuincy Great Scott
       (Seller Meter No. 3357), in Calcasieu Parish,
       Louisiana.  (DeQuincy Great Scott-TP #6809)

14.  Existing Point of Interconnection between        714
       Seller and Meter named Perkins-Phillips
       (Seller Meter No. 3532), in Calcasieu
       Parish, Louisiana.  (Perkins-Phillips-TP#7508)

15.  Existing Point of Interconnection between        714
       Seller and Meter named Perkins (Intercon)
      (Seller Meter No. 3395), in Calcasieu
      Parish, Louisiana.  (Perkins (Intercon)
      -TP#7036)

16.  Existing Point of Interconnection between        714
       Seller and Meter named Perkins East (Seller
       Meter No. 2369), in Beauregard Parish,
       Louisiana.  (Perkins East-TP#139)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

17.  Discharge Side of Seller's Compressor            1764           500
       Station 45 at the Existing point of
       Interconnection between Seller's
       Southwest Louisiana Lateral and
       Seller's Mainline Beauregard Parish,
       Louisiana.  (Station 45 TP#7101)

18.  Existing Point of Interconnection                1764
       between Seller and Texas Eastern
       Transmission Corporation, (Seller
       Meter No. 4198) at Ragley, Beauregard
       Parish, Louisiana.  (Ragley-TET
       TP#6217)

19.  Existing Point of Interconnection between        1764
       Seller and Trunkline Gas Company  (Seller
       Meter No. 4215) at Ragley, Beauregard
       Parish, Louisiana.  (Ragley-Truckline
       TP#6218)

20.  Existing Point of Interconnection between        1764
       Seller and Tennessee Gas Transmission
       Company (Seller Meter No. 3371)
       at Kinder, Allen Parrish, Louisiana.
       (Kinder TGT-TP#6149)**

21.  Existing Point of Interconnection between        1764
       Seller and Texas Gas Transmission
       Corporation (Seller Meter Nos. 3227,
       4314, 4457) at Eunice, Evangeline Parish,
       Louisiana.  (Eunice Mamou Tx. Gas TP#6923)

22.  Suction Side of Seller's Compressor              2562           380
       Station 50 at the Existing Point of
       Interconnection between Seller's Central
       Louisiana Lateral and Seller's Mainline
       Evangeline Parish, Louisiana.  (Station 50
       TP#6948)

23.  Existing Point of Interconnection between        2562
       Seller and Columbia Gulf Transmission
       Corporation (Seller Meter No. 3142) at
       Eunice, Evangeline Parish, Louisiana.
       (Eunice Evangeline Col. Gulf TP#6414)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
 Point(s) of Receipt                         (Mcf/d)*              Quantity****

24.  Discharge Side of Seller's Compressor            2562
       Station 54 at Seller's Washington Storage
       Field, St. Landry Parish, Louisiana
       (Station 54 TP#6768)*****

25.  Existing Point of Interconnection between        2562
       Seller and Acadian Pipeline (Seller Meter
       No. 3506) in Pointe Coupee Parish, Louisiana.
       (Morganza-Acadian Pipeline TP#7060)

26.  Existing Point of Interconnection                2562
       (Seller Meter No. 3272) at M.P. 566.92,
       Morganza Field, Pointe Coupee Parish,
       Louisiana.  (Morganza Field - TP#576)

27.  Existing Point of Interconnection between        2562
       Seller and Meter named West Feliciana
       Parish-Creole (Seller Meter No. 4464),
       in West Feliciana Parish, Louisiana.
       (West Feliciana Parish-Creole TP#7165)

28.  Existing Point of Interconnection between        2562
       Seller and Mid-Louisiana Gas Company
       (Seller Meter Nos. 4137, 4184, 3229)
       at Ethel, East Feliciana Parish,
       Louisiana.  (Ethel-Mid LA TP#6083)

29.  Existing Point of Interconnection between        2562
       Seller and Meter named Liverpool Northwest
       (Seller Meter No. 3390), in St. Helena
       Parish, Louisiana.  (Liverpool Northwest-
       TP#6757)

30.  Suction Side of Seller's Compressor              1638           781
       Station 62 on Seller's Southeast
       Louisiana Lateral in Terrebonne Parish
       Louisiana.  (Station 62 TP#7141)

31.  Existing Point of Interconnection between        1638
       Seller and Meter named Texas Gas - TLIPCO-
       Thibodeaux (Seller Meter No. 3533), in
       LaFourche Parish, Louisiana (TXGT-TLIPCO)
       -Thibodeaux-TP#7206)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

32.  Existing Point of Interconnection                1638
       Seller and Meter named Romeville-Monterey
       Pipeline (Seller Meter No. 4410), in
       St. James Parish, Louisiana.  (Romeville-
       Monterey Pipeline-TP#580)

33.  Existing Point of Interconnection between        1638
       Seller and Meter named St. James CCIPC
       (Seller Meter No. 4462), in St. James
       Parish, Louisiana.  (St. James CCIPC-
       TP#7164)**

34.  Existing Point of Interconnection between        1638
       Seller and Meter names St. James Faustina
       (St. Amelia) (Seller Meter No. 3328), in
       St. James Parish, Louisiana.  (St. James
       Faustina (St. Amelia) TP#6268)**

35.  Existing Point of Interconnection between        1638
       Seller and Meter named St. James Acadian
       (Seller Meter No. 4366), in St. James
       Parish, Louisiana.  (St. James Acadian-
       TP#6677)**

36.  Existing Point of Interconnection between        1638
       Seller and Meter named Livingston-Flare
       (Seller Meter No. 3540), in Livingston
       Parish, Louisiana.  (Livingston-Flare-
       TP#8739)

37.  Existing Point of Interconnection between        1638
       Seller and Florida Gas Transmission
       Company (Seller Meter No. 3217), at
       St. Helena, St. Helena Parish,
       Louisiana.  (St. Helena FGT-TP#6267)

38.  Existing Point of Interconnection between        1638
       Seller and Meter named Beaver Dam Creek
       (Seller Meter No. 3536), in St. Helena
       Parish, Louisiana.  (Beaver Dam Creek-
       TP#8218)

39.  Suction Side of Seller's Compressor              4200
       Station 65 at the Existing Point of
       Interconnection between Seller's
       Southeast Louisiana Lateral and Seller's
       Mainline St. Helena Parish, Louisiana.
       (Station 65 TP#6685)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

40.  Existing Point of Interconnection between        4200
       Seller and Meter named Amite County/Koch
       (Seller Meter No. 3332), in Amite County,
       Mississippi (Amite County/Koch-TP#6701)

41.  Existing Point of Interconnection between        4200
       Seller and Meter named McComb (Seller Meter
       No. 3461), in Pike County, Mississippi.
       (McComb-TP#6446)

42.  Existing Point of Interconnection                4200
       between Seller and United Gas Pipe
       Line Company at Holmesville (Seller
       Meter No. 3150), Pike County,
       Mississippi.  (Holmesville-United TP#6128)

43.  Discharge Side of Seller's Compressor            4200
       Station 70 at M.P. 661.77 in Walthall
       County, Mississippi.  (M.P. 661.77-
       Station 70 Discharge-TP#7142)

44.  Existing Point of Interconnection                4200
       between Seller and United Gas Pipe
       Line Company at Walthall (Seller Meter
       No. 3095), Walthall County, Mississippi.
       (Walthall-UGPL TP#6310)***

45.  Existing Point of Interconnection                4200
       between Seller and Meter named Darbun-
       Pruett 34-10 (Seller Meter No. 3446)
       at M.P. 668.46 on Seller's Main
       Transmission Line, Darbun Field,
       Walthall County, Mississippi.  (Darbun
       Pruett TP#6750)

46.  Existing Point of Interconnection between        4200
       Seller and Meter Named Ivy Newsome (Seller
       Meter No. 3413) in Marion County,
       Mississippi.  (Ivy Newsome-TP#6179)

47.  Existing Point of Interconnection between        4200
       Seller and West Oakvale Field at M.P.
       680.47-Marion County, Mississippi.
       (M.P. 680.47-West Oakvale Field-TP#7144)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

48.  Existing Point of Interconnection between        4200
       Seller and East Morgantown Field at M.P.
       680.47 in Marion County, Mississippi.
       (M.P. 680.47-E. Morgantown Field-TP#7145)

49.  Existing Point of Interconnection                4200
       between Seller and Greens Creek Field,
       at M.P. 681.84 Marion County, Mississippi.
       (M.P. 681.84 Greens Creek Field TP#7146)

50.  Existing Point of Interconnection between        4200
       Seller and Meter named M.P. 685.00-Oakville
       Unit 6-6 in Jefferson Davis County,
       Mississippi. (M.P. 685.00-Oakville Unit 6-6 TP#1376)

51.  Existing Point of Interconnection between        4200
       Seller and Meter named M.P. 687-23-Oakvale
       Field in Marion County, Mississippi.
       (M.P. 687.23-Oakvale Field-TP#7147)

52.  Existing Point of Interconnection between        4200
       Seller and Bassfield at named M.P. 696.40
       in Marion County, Mississippi.  (M.P. 696.40
       Bassfield-TP#9439)

53.  Existing Point of Interconnection between        4200
       Seller and Meter named Lithium/Holiday Creek
      -Frm (Seller Meter No. 3418), in Jefferson
       Davis County, Mississippi.  (Lithium/Holiday
       Creek-Frm-TP#7041)

54.  Existing Point of Interconnection between        4200
       Seller and S.W. Sumrall Field and Holiday
       Creek at M.P. 692.05-Holiday Creek in
       Jefferson Davis, Mississippi.  (M.P. 692.05
       -Holiday Creek-TP#7159)

55.  Existing Point of Interconnection                4200
       between Seller and ANR Pipe Line
       Company at Holiday Creek (Seller
       Meter No. 3241), Jefferson David
       County, Mississippi.  (Holiday
       Creek-ANR TP#398)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

56.  Existing Point of Interconnection                4200
       between Seller and Mississippi Fuel
       Company at Jeff Davis (Seller Meter
       No. 3252), Jefferson Davis County,
       Mississippi.  (Jefferson Davis
       County-Miss Fuels TP#6579)***

57.  Existing Point of Interconnection between        4200
       Seller and Meter named Jefferson Davis-Frm
       (Seller Meter No. 4420), in Jefferson Davis
       County, Mississippi.  (Jefferson Davis-Frm-
       TP#7033)

58.  Existing Point of Interconnection between        4200
       Seller and Carson Dome Field M.P. 696.41, in Jefferson Davis County, Mississippi.
       (M.P. 696.41-Carson Dome Field-TP#7148)

59.  Existing Point of Interconnection                4200
       between Seller and Meter Station named
       Bassfield-ANR Company at M.P. 703.17
       on Seller's Main Transmission Line
       (Seller Meter No. 3238), Covington
       County, Mississippi.  (Bassfield-ANR
       TP#7029)

60.  Existing Point of Interconnection between        4200
       Seller and Meter named Patti Bihm #1
       (Seller Meter No. 3468), in Covington County,
       Mississippi.  (Patti Bihm #1-TP#7629)

61.  Discharge Side of Seller's Compressor            4200
       at Seller's Eminence Storage Field (Seller
       Meter No. 4166 and 3160) Covington County,
       Mississippi.  (Eminence Storage TP#5561)

62.  Existing Point of Interconnection between        4200
       Seller and Dont Dome Field at M.P. 713.39 in Covington, County, Mississippi.
       (M.P. 713.39-Dont Dome-TP#1396)

63.  Existing Point of Interconnection                4200
       between Seller and Endevco in Covington
       County, Mississippi.  (Hattiesburg-
       Interconnect storage TP#1686)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

64.  Existing Point at M.P. 719.58 on                 4200
       Seller's Main Transmission Line
       (Seller Meter No. 3544), Centerville
       Dome Field, Jones County, Mississippi.
       (Centerville Dome Field-TP#1532)

65.  Existing Point at M.P. 727.78 on                 4200
       Seller's Main Transmission Line,
       Jones County, Mississippi.  (Jones
       County-Gitano TP-7166)

66.  Existing Point of Interconnection                4200
       between Seller and a Meter named
       Koch Reedy Creek (Seller Meter No. 3333),
       Jones County, Mississippi. (Reedy Creek-
       Koch TP#670)

67.  Existing Point of Interconnection between        4200
       Seller and Meter named Sharon Field
       (Seller Meter No. 3000), in Jones County,
       Mississippi.  (Sharon Field-TP#419)

68.  Existing Point of Interconnection                4200
       between Seller and Tennessee Gas
       Transmission Company at Heidelberg
       (Seller Meter No. 3109), Jasper
       County, Mississippi.  (Heidelberg-
       Tennessee TP#6120)***

69.  Existing Point of Interconnection                4200
       between Seller and Mississippi Fuel
       Company at Clarke (Seller Meter No. 3254),
       Clarke County, Mississippi.  (Clarke
       County-Miss Fuels TP#6047)***

70.  Existing Point of Interconnection                4200
       between Seller and Meter named Clarke
       County-Koch at M.P. 757.29 in Clarke
       County, Mississippi.  (Clarke County-
       Koch-TP#5566)

71.  Existing Point of Interconnection between        4200
       Seller's mainline and Mobile Bay Lateral at
       Butler, Choctaw County, Alabama (Butler-
       TP#6034)

                                             Buyer's Cumulative
                                             Mainline Capacity     Billing
                                             Entitlement           Determinent
Point(s) of Receipt                          (Mcf/d)*              Quantity****

72.  Existing Point of Interconnection between        4200
       Seller and Southern Natural Gas Company,
       (Seller Meter No. 4087) at Jonesboro,
       Clayton County, Georgia.  (Jonesboro-SNG-
       TP#6141)

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day, a quantity in excess of the applicable Buyer's Cumulative Mainline Capacity Entitlement for such point(s) of receipt.

* These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in
                      Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V,2 hereof.

**                    Receipt of gas by displacement only.

*** Receipt of gas limited to physical capacity of Seller's lateral line facilities.

**** In order to effectuate the cost allocation and rate design allocation approved in the Settlement in docket Nos. RP87-7 et. al., the parties recognize that the quantities reflected herein shall be considered Buyer's applicable TCQ Quantities for the purpose of billing the rates and charges hereunder, and such billing determinants are subject to change through rate filings of Seller pursuant to the terms and conditions of Article V hereof.

***** Buyer's Cumulative Mainline Capacity Entitlement at Compressor Station 54 shall not supersede or otherwise affect any rights, obligations or limitations which are stated in Seller's WSS Rate Schedule.



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Transcontinental Gas Pipe Line Corporation

Exhibit B

Point(s) of Delivery                              Pressure

1. Station 54*                                    Not applicable.

2. Asheville Meter Station,                       Not less than fifty (50)
   located at milepost 1249.35                    pounds per square inch
   on Seller's main trans-                        gauge or such other
   mission line near Kings                        pressures as may be
   Mountain, North Carolina.                      agreed upon in the day-
                                                  to-day operations of Buyer
                                                  and Seller.

3. Davidson Meter Station,                        Not less than fifty (50)
   located at milepost 1287.10                    pounds per square inch
   on Seller's main trans-                        gauge or such other
   mission line in Iredell                        pressures as may be
   County, North Carolina,                        agreed upon in the day-
   at Compressor Station No.                      to-day operations of Buyer
   150, approximately two (2)                     and Seller.
   miles northwesterly from
   Davidson, North Carolina.

4. Foote Mineral Meter Station,                   Not less than fifty (50)
   located at milepost 1251.55                    pounds per square inch
   on Seller's main trans-                        gauge or such other
   mission line in Cleveland                      pressures as may be
   County, North Carolina.                        agreed upon in the day-
                                                  to-day operations of Buyer
                                                  and Seller.

* Delivery to Seller's Washington Storage Field for injection into storage is subject to the terms, conditions and limitations of Seller's WSS Rate Schedule.

Transcontinental Gas Pipe Line Corporation

Point(s) of Delivery                              Pressure

5. Gastonia Meter Station,                        Not less than fifty (50)
   located at milepost 1260.83                    pounds per square inch
   on Seller's main trans-                        gauge or such other
   mission line in Gaston                         pressures as may be
   County, North Carolina,                        agreed upon in the day-
   approximately three (3)                        to-day operations of Buyer
   miles northwesterly from                       and Seller.
   Gastonia, North Carolina,
   near West Gastonia, North
   Carolina.

6. Mooresville Meter Station,                     Not less than fifty (50)
   located at milepost 1292.90                    pounds per square inch
   on Seller's main trans-                        gauge or such other
   mission line in Iredell                        pressures as may be
   County, North Carolina,                        agreed upon in the day-
   approximately two (2) miles                    to-day operations of Buyer
   easterly from Mooresville,                     and Seller.
   North Carolina.

7. Stanley Meter Station,                         Not less than fifty (50)
   located at milepost 1269.23                    pounds per square inch
   on Seller's main trans-                        gauge or such other
   mission line near Stanley,                     pressures as may be
   North Carolina.                                agreed upon in the day-
                                                  to-day operations of Buyer
                                                  and Seller.

 8. Greensboro Meter Station,                     Not less than fifty (50)
    located at milepost 1355.06                   pounds per square inch
    on Seller's main trans-                       gauge or such other
    mission line in Guilford                      pressures as may be
    County, North Carolina,                       agreed upon in the day-
    where the facilities of                       to-day operations of Buyer
    Piedmont Natural Gas Company                  and Seller.
    connect with those of Seller.

Transcontinental Gas Pipe Line Corporation

Point(s) of Delivery                              Pressure

9.  Dan River Meter Station,                      Not less than fifty (50)
    located at milepost 1382.53                   pounds per square inch
    on Seller's main trans-                       gauge or such other
    mission line approximately                    pressures as may be
    0.5 mile south of Dan                         agreed upon in the day-
    River, North Carolina.                        to-day operations of Buyer
                                                  and Seller.

10.  Statesville Meter Station,                   Not less than fifty (50)
     located on Seller's main                     pounds per square inch
     transmission line approxi-                   gauge or such other
     mately 125 feet downstream                   pressures as may be
     From milepost 1305.80 in                     agreed upon in the day-
     Rowan County, North                          to-day operations of Buyer
     Carolina.                                    and Seller.

11.  Lithium Corporation                          Not less than fifty (50)
     Industrial Meter Station,                    pounds per square inch
     located at milepost 1255.86                  gauge or such other
     on Seller's main transmis-                   pressures as may be
     sion line in Gaston County,                  agreed upon in the day-
     near Bessemer City, North                    to-day operations of Buyer
     Carolina, where U. S.                        and Seller.
     Highway 29 intersects
     Seller's main line.

12.  Tryon Meter Station,                         Not less than fifty (50)
     located on Seller's Mill                     pounds per square inch
     Spring extension, at                         gauge or such other
     approximately milepost                       pressures as may be
     28.06, one (1) mile south-                   agreed upon in the day-
     east of Tryon in Polk                        to-day operations of Buyer
     County, North Carolina.                      and Seller.

Transcontinental Gas Pipe Line Corporation

Point(s) of Delivery                              Pressure

13.  Columbus Meter Station,                      Not less than fifty (50)
     located at milepost 31.41                    pounds per square inch
     on Seller's Mill Spring                      gauge or such other
     extension approximately                      pressures as may be
     1/2 mile east of Columbus                    agreed upon in the day-
     in Polk County, North                        to-day operations of Buyer
     Carolina.                                    and Seller.

14.  Mill Spring Meter Station,                   Not less than fifty (50)
     located at the terminus of                   pounds per square inch
     Seller's Mill Spring                         gauge or such other
     extension, in Polk County,                   pressures as may be
     North Carolina.                              agreed upon in the day-
                                                  to-day operations of Buyer
                                                  and Seller.

15.  Wise Meter Station,                          Not less than fifty (50)
     located at the terminus of                   pounds per square inch
     Seller's Wise extension,                     gauge or such other
     1/4 mile west of the                         pressures as may be
     intersection of Virginia                     agreed upon in the day-
     State Highway No. 713 and                    to-day operations of Buyer
     U. S. Highway No. 1, Warren                  and Seller.
     County, North Carolina.

16.  Seller's Eminence Storage                    Prevailing pressure in
     Field, Covington County,                     Seller's pipeline system
     Mississippi.                                 not to exceed maximum
                                                  allowable operating
                                                  pressure.